N0349/7168
NO349/7168 WO

                                                                   UNITED STATES

                                   ASSIGNMENT

WHEREAS, Nordx/CDT, Inc. a Canadian corporation, having an office and place of business at 2345 Sources Blvd., Pointe-Claire, Quebec, Canada H9R 5Z3 is the owner of the entire right, title and interest in and to the following United States Patent Application and corresponding International Patent Application:

--------------------------------------------------------------------------------
      Application No.                               Date of Filing
--------------------------------------------------------------------------------
        08/771,979                                December 23, 1996
--------------------------------------------------------------------------------
      PCT/CA97/00985                              December 19, 1997
--------------------------------------------------------------------------------

WHEREAS, Tech Laboratories Inc. of 995 Belmont Avenue, North Haledon, New Jersey, U.S.A. 07508 is desirous of acquiring the entire right, title and interest in and to said patent applications, and any and all patents of the United States and of all other countries which may be granted for the said inventions, or any of them;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, said Nordx/CDT, Inc. does hereby sell, assign and transfer to the said Tech Laboratories Inc. the entire right, title and interest in and to the said patent applications, all inventions therein disclosed and any and all patents of the United States and of all other countries which may be granted for the said inventions, or any of them.

     Said Tech Laboratories Inc., its successors and assigns, shall have, hold and enjoy the said inventions and the said Letters Patent to its and their own use and behoof to the full end of the term or terms for which the said Letters Patent have been and may be granted as fully and entirely as the same would have been held and enjoyed by it had this assignment and sale not been made, including the right to sue for past infringement.

     And it is hereby authorized and requested of the Commissioner of Patents to issue any additional Letters Patent as may be granted on the said inventions to the said Assignee in accordance with the terms of this instrument.

                                                                   UNITED STATES

                                              Nordx/CDT, Inc.

DATE: May 7, 1999                             BY: /s/ Douglas McCollam
                                                  -----------------------------
                                              NAME: Douglas McCollam
                                                    ---------------------------
                                              TITLE:  EVP & CFO
                                                    ---------------------------

                             DECLARATION OF WITNESS

     I, Nathalie-Ann Taylor, whose full post office address is 68, 3rd Avenue North, Roxboro, Quebec, Canada, hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                             BY: /s/ Nathalie-Ann Taylor
                                                 -------------------------------
                                             NAME: Nathalie-Ann Taylor
                                                  ------------------------------
                                             DATE: May 7, 1999
                                                  ------------------------------

                                             Tech Laboratories, Inc.

DATE: 6/7/99                                 BY: /s/ Bernard Ciongoli
                                                 -------------------------------
                                             NAME:  Bernard Ciongoli
                                                  ------------------------------
                                             TITLE: President
                                                   -----------------------------

                             DECLARATION OF WITNESS

     I, Katherine P. Salminen, whose full post office address is 530 High Mountain Road, North Haledon, N.J. 07508, is hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                      BY: /s/ Katherine P. Salminen
                                          -------------------------------
                                      NAME: Katherine P. Salminen
                                           ------------------------------
                                      DATE: 6/7/99
                                           ------------------------------

                                                                    Exhibit 10.5

N0349/7151GB
NO349/7152GB
NO349/7153GB                                                      UNITED KINGDOM

                                   ASSIGNMENT

     WHEREAS, Nordx/CDT., a Canadian corporation, having an office and place of business at 2345 Sources Blvd., Pointe-Claire, Quebec, Canada H9R 5Z3 is the owner of the Patents and Patent Application in the United Kingdom set out on the attached Schedule A.

     WHEREAS, Tech Laboratories Inc., a corporation of Delaware, U.S.A., having an office and place of business at 955 Belmont Avenue, North Haledon, New Jersey, U.S.A. 07508, is desirous of acquiring said Patents and Patent Application;

     NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, said Nordx/CDT, Inc., without representations or warranties with respect to said patents or the title thereto, does hereby assign, transfer and set over unto the said Tech Laboratories Inc. all of its rights, title and interest in and to the said Patents and Patent Application, including all rights to sue and recover for past infringement of said patents.

                                                                  UNITED KINGDOM

                                      Nordx/CDT, INC.

DATE: May 7, 1999                     BY: /s/ Douglas McCollam
                                         -----------------------------
                                      NAME:   Douglas McCollam
                                             -------------------------
                                      TITLE:    EVP & CFO
                                             -------------------------

                             DECLARATION OF WITNESS

         I, Nathalie-Ann Taylor, whose full post office address is 68, 3rd Avenue North, Roxboro, Quebec, Canada, hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                      BY: /s/ Nathalie-Ann Taylor
                                         -----------------------------
                                      NAME: Nathalie-Ann Taylor
                                           ---------------------------
                                      DATE: May 7, 1999
                                           ---------------------------

                                      Tech Laboratories Inc.

DATE: 6/7/99                          BY: /s/ Bernard Ciongoli
                                         -----------------------------
                                      NAME: Bernard Ciongoli
                                           ---------------------------
                                      TITLE: President
                                            --------------------------

                             DECLARATION OF WITNESS

     I, Katherine P. Salminen, whose full post office address is 530 High Mountain Road, North Haledon, N.J. 07508, hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                      BY: /s/ Katherine P. Salminen
                                          ---------------------------------
                                      NAME: Katherine P. Salminen
                                           ---------------------------
                                      DATE: 6/7/99
                                           ---------------------------

                                                                  UNITED KINGDOM

                                   SCHEDULE A

                                   I. Patents

Patent No.                 Title                               Issue Date
----------                 -----                               ----------

GB 2 280 573               HALF-DUPLEX CIRCUIT                 09 July 1997
                           FOR A LOCAL AREA
                           NETWORK

GB 2 280 574               USER INTERFACE FOR LOCAL            16 July 1997
                           AREA NETWORKS

GB 2 280 826               TOKEN RING                          20 August 1997

                             ii. Patent Applications

Serial Number              Title                               Filing Date
-------------              -----                               -----------

9508660.9                  CROSSPOINT MATRIX                   28 April 1995
                           SWITCH ARRANGEMENT

N0349/2007 GSE


                                                                    Exhibit 10.5

                                                                   UNITED STATES

                                   ASSIGNMENT

WHEREAS, Nordx/CDT, Inc., a Canadian corporation having an office and place of business at 2345 Sources Blvd., Pointe-Claire, Quebec, Canada H9R 5Z3 has adopted and used the following mark and the trademark Registration:

                             SCHEDULE OF TRADEMARKS

         MARK                 REG. NO.                REG. DATE

         DYNATRAX             2,105,761               OCTOBER 14, 1997

WHEREAS, Tech Laboratories Inc., a corporation of Delaware, U.S.A. having an office and place of business at 955 Belmont Avenue, North Haledon, New Jersey, U.S.A. 07508 is desirous of acquiring the entire right, title and interest in and to the said mark and the registration therefor.

NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, said Nordx/CDT, Inc. without representations or warranties with respect to said trademarks or registration or the title thereto does hereby assign unto the said Tech Laboratories Inc., its successors and assigns all its rights, title and interest in and to the said marks and the registration therefor, together with the goodwill of the business symbolized by said marks and the registration therefor and including all rights to sue and recover for past infringement of said mark and the registration therefor.

                                              Nordx/CDT, Inc.

DATE: May 7, 1999                             BY: /s/ Douglas McCollam
                                                  -----------------------------
                                              NAME: Douglas McCollam
                                                   ----------------------------
                                              TITLE:  EVP & CFO
                                                    ---------------------------

                             DECLARATION OF WITNESS

     I, Nathalie-Ann Taylor, whose full post office address is 68, 3rd Avenue North, Roxboro, Quebec, Canada, hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                             BY: /s/ Nathalie-Ann Taylor
                                                 -------------------------------
                                             NAME: Nathalie-Ann Taylor
                                                  ------------------------------
                                             DATE: May 7, 1999
                                                  ------------------------------

                                             Tech Laboratories, Inc.

DATE: 6/7/99                                 BY: /s/ Bernard Ciongoli
                                                 -------------------------------
                                             NAME:  Bernard Ciongoli
                                                  ------------------------------
                                             TITLE: President
                                                   -----------------------------

                             DECLARATION OF WITNESS

     I, Katherine P. Salminen, whose full post office address is 530 High Mountain Road, North Haledon, N.J. 07508, is hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                      BY: /s/ Katherine P. Salminen
                                          -------------------------------
                                      NAME: Katherine P. Salminen
                                           ------------------------------
                                      DATE: 6/7/99
                                           ------------------------------

                                                                    Exhibit 10.5


                                   ASSIGNMENT

WHEREAS, Nordx/CDT, Inc., a Canadian corporation, the full post office address of whose principal office or place of business is 2345 Sources Blvd., Pointe-Claire, Quebec, Canada H9R 5Z3 is the owner of the following mark and the trademark Registration:

                             SCHEDULE OF TRADEMARKS

MARK                        REG. NO.                           REG. DATE

DYNATRAX                    465,314                            October 25, 1996

AND WHEREAS, Tech Laboratories, Inc., a corporation of Delaware, U.S.A., the full post office address of whose principal office or place of business is 955 Belmont Avenue, North Haledon, New Jersey, U.S.A., 07508, is desirous of acquiring the entire right, title and interest for Canada in and to the said trademark, trademark application and trademark registration;

NOW, THEREFORE, for One Dollar in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, said Nordx/CDT, Inc. without representations or warranties with respect to said trademark or application or registration or the title thereto does hereby assign unto the said Tech Laboratories Inc., its successors and assigns, all its rights, title and interest in and to the said mark, said application and the registration in Canada therefor, together with the goodwill of the business symbolized by said marks and the application and registration in Canada therefor and including all rights to sue and recover for past infringement of said mark and the registration therefor.

         IN WITNESS WHEREOF, the ASSIGNOR has caused these presents to be executed under the hands of its officers duly authorized on its behalf this 7th day of May, 1999.

                                                                          CANADA

                                              Nordx/CDT, Inc.

DATE: May 7, 1999                             BY: /s/ Douglas McCollam
                                                  -----------------------------
                                              NAME: Douglas McCollam
                                                   ----------------------------
                                              TITLE:  EVP & CFO
                                                    ---------------------------

                             DECLARATION OF WITNESS

     I, Nathalie-Ann Taylor, whose full post office address is 68, 3rd Avenue North, Roxboro, Quebec, Canada, hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                             BY: /s/ Nathalie-Ann Taylor
                                                 -------------------------------
                                             NAME: Nathalie-Ann Taylor
                                                  ------------------------------
                                             DATE: May 7, 1999
                                                  ------------------------------

                                             Tech Laboratories, Inc.

DATE: 6/7/99                                 BY: /s/ Bernard Ciongoli
                                                 -------------------------------
                                             NAME:  Bernard Ciongoli
                                                  ------------------------------
                                             TITLE: President
                                                   -----------------------------

                             DECLARATION OF WITNESS

     I, Katherine P. Salminen, whose full post office address is 530 High Mountain Road, North Haledon, N.J. 07508, is hereby declare that I was personally present and did see the above named person, personally known to me to be the person named in the Assignment, duly sign and execute the same.

                                      BY: /s/ Katherine P. Salminen
                                          -------------------------------
                                      NAME: Katherine P. Salminen
                                           ------------------------------
                                      DATE: 6/7/99
                                           ------------------------------